Exhibit 99.1

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

COMPARATIVE BALANCE SHEET

                                                                         As of July 27,
ASSETS                                                                        2002
---------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash and cash equivalents                                                $     (6,515)
 Accounts receivable, net of reserves                                          390,312
 Notes receivable                                                              350,000
 Inventories                                                                   669,568
 Prepayments                                                                    45,433
---------------------------------------------------------------------------------------

     Total current assets                                                    1,448,798
---------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                                     1,335,080
 Less accumulated depreciation                                              (1,098,418)
---------------------------------------------------------------------------------------

     Net property and equipment                                                236,662
---------------------------------------------------------------------------------------

     Total assets                                                         $  1,685,460
=======================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                            $     21,316
 Accounts payable                                                            2,238,335
 Deferred revenues                                                              91,547
 Deferred gain, current portion                                                     --
 Accrued liabilities:
  Salaries and benefits                                                        131,707
  Warranty reserve                                                             290,541
  Restructuring reserve                                                      1,075,537
  Other                                                                        213,540
---------------------------------------------------------------------------------------

     Total current liabilities                                               4,062,523
---------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                                   664,283
 Additional paid-in capital                                                    809,599
 Accumulated other comprehensive income                                         50,871
 Pre-bankruptcy retained earnings (accumulated deficit)                     (4,244,414)
 Post-bankruptcy retained earnings                                             342,598
---------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                                   (2,377,063)
---------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                           $  1,685,460
=======================================================================================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

PROFIT & LOSS STATEMENT

                                                      As of July 27,
                                                           2002
                                                      --------------
Sales:
       Domestic                                         $    187,401
       International                                         104,648
                                                        ------------
            Total sales                                      292,049

Cost of Goods Sold:
       Direct costs                                          178,572
            Direct margin %                                     38.9%
       Variance                                               (3,216)
       Engineering burden                                     (6,890)
       Production burden                                      15,962
       Warranty                                                  (28)
       Inventory obsolescence                                     --
                                                        ------------
            Total cost of goods sold                         184,398
                 Gross profit %                                 36.9%

       Commissions                                            16,003
       Marketing and sales expense                            35,381
       Research & development                                 30,135
                                                        ------------
       Total contribution costs                              265,919
                                                        ------------
            Contribution margin                               26,130
                 Contribution margin %                           8.9%

Other Expenses:
       Allocated selling expense                              11,833
       G & A expense                                          52,031
                                                        ------------
            Total other expenses                              63,865
                 Percent of sales                               21.9%
       Interest                                                1,200
                                                        ------------
Earnings from Operations                                     (38,935)
      Percent of sales                                         -13.3%

       Misc. (Income)/Expense                                (11,710)
                                                        ------------
Profit before Taxes                                          (27,225)
      Percent of sales                                          -9.3%

Provision for Income Taxes                                        --
                                                        ------------
Profit after Taxes                                      $    (27,225)
      Percent of sales                                          -9.3%
                                                        ============

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                        FOR PERIOD
                                                       JULY 1 - 31
                                                       -----------
 1 CASH-BEGINNING OF MONTH                             $ 27,209.36
              RECEIPTS FROM OPERATIONS
 2 CASH SALES                                                   --
 3    LESS: CASH REFUNDS                                        --
                                                      -------------
 4 NET CASH SALES                                               --
              COLLECTIONS OF ACCTS REC.
 5 PRE-PETITION                                          17,743.14
 6 POST-PETITION                                        419,237.41
 7 OTHER                                                        --
                                                      -------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)             436,980.55
              NON-OPERATING RECEIPTS
 9 LOANS/ADVANCES/TRANSFERS                             365,000.00
10 SALE OF ASSETS                                               --
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)
12 OTHER                                                  7,450.22
                                                      -------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)      372,450.22
                                                      -------------
14 TOTAL RECEIPTS (LINES 8+13)                          809,430.77
                                                      -------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                    836,640.13



              OPERATING DISBURSEMENTS:
16 NET PAYROLL                                           62,319.17
17 PAYROLL TAXES-PAID                                    28,218.62
18 SALES, USE & OTHER TAXES PAID                          4,414.33
19 SECURED/RENTAL/LEASES                                 23,227.44
20 UTILITIES                                              2,872.58
21 INSURANCE                                              4,085.73
22 INVENTORY PURCHASES                                  129,314.95
23 VEHICLE EXPENSE                                              --
24 TRAVEL                                                 2,296.31
25 ENTERTAINMENT                                                --
26 REPAIRS & MAINTENANCE                                    852.26
27 SUPPLIES                                               1,343.29
28 ADVERTISING                                                  --
29 401k to MN Life/United Way/Dependent Care              8,957.06
30 OTHER: Freight                                         5,871.27
31 OTHER: Commissions                                    13,283.91
32 OTHER: Misc                                           17,385.22
33 OTHER: LOAN PAYDOWN                                  444,430.77
                                                      -------------
34 TOTAL OPERATING DISBURSEMENTS                        748,872.91
                REORGANIZATION EXPENSES:
35 PROFESSIONAL FEES                                     19,596.37
36 U.S. TRUSTEE QUARTERLY FEES                            7,500.00
37 OTHER: Moving Expenses                                       --
38 OTHER:                                                       --
                                                      -------------
39 TOTAL REORGANIZATION EXPENSES                         27,096.37
                                                      -------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                    775,969.28
                                                      -------------
41 CASH-END OF MONTH                                   $ 60,670.85
                                                      =============

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

                                                        LOCKBOX           PAYROLL      INVEST ACCT      GENERAL DIP
                                                       ACCT # ***         ACCT #          ACCT #           ACCT #
                                                      ------------     ------------    ------------     ------------
BANK RECONCILIATIONS - JULY                           336 998 1448     351 470 1314    150 418 1013     336 997 8907

BALANCE PER BANK STATEMENT                            $  26,628.86     $   5,000.00    $   1,501.96     $  74,909.28
ADD: DEBITS BY BANK, NOT ON RI TIL NEXT MONTH           112,831.44               --              --        76,650.80
ADD: SERVICE CHARGES
ADD: ADVANCES NOT ON RI BOOKS TIL NEXT MONTH                                                             (125,000.00)
SUBTRACT: OUTSTANDING CHECKS                                    --               --              --       (40,326.97)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH     (139,160.30)              --              --               --
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                           --               --              --               --
SUBTRACT: INTEREST EARNED                                       --               --           (0.19)              --
                                                      ------------     ------------    ------------     ------------
END OF MONTH BANK BALANCE                             $     300.00     $   5,000.00    $   1,501.77     $ (13,766.89)

PER BOOKS                                             $         --     $   5,000.00    $   1,501.77     $ (13,766.88)

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             Based on Calendar month

CASE NUMBER: 02-40309
CASE NAME: RESEARCH INCORPORATED


INSIDERS:
-------------------------------------------------------------------------------------------
                           Type of
        Name            Compensation       Jul-02        Aug-02      Sep-02      Qtr Total
-------------------------------------------------------------------------------------------
Bruce Bailey            Travel, meals    $ 2,353.03                             $  2,353.03
Bruce Bailey            Salary             8,376.92                                8,376.92
Brad Yopp               Salary             9,000.00                                9,000.00
Brad Yopp               Travel, meals                                                    --
Claude Johnson          Board Fees         2,952.00                                2,952.00
John Collwell           Board Fees         1,400.00                                1,400.00
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
Total Payments to
  Insiders:                             $ 24,081.95     $     --    $     --    $ 24,081.95
-------------------------------------------------------------------------------------------

PROFESSIONALS:
-------------------------------------------------------------------------------------------
                           Type of                                                Quarter
        Name            Compensation       Jul-02        Aug-02      Sep-02        Total
-------------------------------------------------------------------------------------------
Kinney & Lange          Patents         $    690.00                             $    690.00
Lindquist & Vennum      Legal Fees                                                       --
Divine,Scherzer&Brody   Audit                                                            --
Bradley J Martinson     Legal Fees        18,906.37                               18,906.37
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
Total Payments to
  Professionals:                        $ 19,596.37     $     --    $     --    $ 19,596.37
-------------------------------------------------------------------------------------------

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

POST PETITION PAYROLL TAX STATUS

                                              AMT W/H OR
                                               BEGINNING        ACCRUED         ENDING
             FEDERAL           TAX LIAB.      JULY 1 - 31      AMT PAID        TAX LIAB.
             -------         ------------    ------------    ------------    ------------
WITHHOLDING                  $         --    $  10,229.54    $  10,229.54    $         --
FICA-EMPLOYEE                          --        6,885.11        6,885.11              --
FICA-EMPLOYER                          --        6,885.08        6,885.08              --
UNEMPLOYMENT (FUTA)                    --              --              --              --
INCOME                                 --              --              --              --
OTHER                                  --              --              --              --
                             ------------    ------------    ------------    ------------
TOTAL FEDERAL TAXES          $         --    $  23,999.73    $  23,999.73    $         --


              STATE
              -----

WITHHOLDING                  $         --    $   4,080.00    $   4,080.00    $         --
SALES                            3,393.73        3,000.92        4,414.33        1,980.32
EXCISE                                 --              --              --              --
UNEMPLOYMENT (SUI)                     --          138.89          138.89              --
OTHER                                  --              --              --              --
REAL PROPERTY                          --              --              --              --
PERSONAL PROPERTY                      --              --              --              --
OTHER                                  --              --              --              --
                             ------------    ------------    ------------    ------------
TOTAL STATE & LOCAL TAXES    $   3,393.73    $   7,219.81    $   8,633.22    $   1,980.32

TOTAL TAXES DUE              $   3,393.73    $  31,219.54    $  32,632.95    $   1,980.32


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                             FEDERAL          WITHHOLDING                    $         --
                             FEDERAL          FICA-EMPLOYEE                            --
                             FEDERAL          FICA-EMPLOYER                            --
                             FEDERAL          UNEMPLOYMENT                             --
                             STATE            WITHHOLDING                              --
                             STATE            UNEMPLOYMENT                             --
                                                                             ------------
                                                                             $         --

EXPLAIN THE REASON FOR ANY PAYMENT OF PRE-PETITION TAXES:



EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                                JULY 1 - 31, 2002

CASE NAME: 02-40309
CASE NUMBER: RESEARCH INCORPORATED

----------------------------------------------------------------------------------------------
                                               SCHEDULED
                                            MONTHLY/QRTLY/
     POST-PETITION SECURED                  YEARLY PAYMENT     AMOUNT PAID
        LEASES PAYABLE                            DUE          DURING MONTH       TOTAL UNPAID
----------------------------------------------------------------------------------------------
ADAGER                                      $         --       $         --       $         --
----------------------------------------------------------------------------------------------
ADT                                                   --                 --                 --
----------------------------------------------------------------------------------------------
AT&T                                                                                        --
----------------------------------------------------------------------------------------------
AVAYA                                                                    --                 --
----------------------------------------------------------------------------------------------
CAZARIN                                           540.00             540.00                 --
----------------------------------------------------------------------------------------------
CITICAPITAL                                       373.54             373.54                 --
----------------------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                            --                 --                 --
----------------------------------------------------------------------------------------------
DUN & BRADSTREET                                      --                 --                 --
----------------------------------------------------------------------------------------------
FIRST INDUSTRIAL                               16,168.40          16,168.40                 --
----------------------------------------------------------------------------------------------
INFINITY ACCESS                                 1,250.00           1,250.00                 --
----------------------------------------------------------------------------------------------
IMATION                                               --                 --                 --
----------------------------------------------------------------------------------------------
INSIGHT                                               --                 --                 --
----------------------------------------------------------------------------------------------
IOS CAPITAL                                           --                 --                 --
----------------------------------------------------------------------------------------------
KEY EQUIPMENT                                         --                 --                 --
----------------------------------------------------------------------------------------------
METRO SALES                                     1,028.03           1,028.03                 --
----------------------------------------------------------------------------------------------
O'PIN SYSTMES                                         --                 --                 --
----------------------------------------------------------------------------------------------
ORBIT SOFTWARE                                                                              --
----------------------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC                  --                 --                 --
----------------------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                         153.37             153.37                 --
----------------------------------------------------------------------------------------------
PITNEY BOWES CREDIT                               335.00             335.00                 --
----------------------------------------------------------------------------------------------
QWEST                                             863.00             863.00                 --
----------------------------------------------------------------------------------------------
RCM DATA CORPORATION                                  --                 --                 --
----------------------------------------------------------------------------------------------
THE ASSOCIATES                                        --                 --                 --
----------------------------------------------------------------------------------------------
VASKE COMPUTERS                                   832.00             832.00                 --
----------------------------------------------------------------------------------------------
VERISIGN                                              --                 --                 --
----------------------------------------------------------------------------------------------
VERIZON                                           325.56             325.56                 --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL DUE                                                                         $         --
----------------------------------------------------------------------------------------------

CASE NAME: RESEARCH, INC.
CASE #: 02-40309


ACCOUNTS RECEIVABLE AGING


     AGING                7/27/02
     -----                -------
0-30 DAYS               $249,853.02
31-60 DAYS                95,421.69
61-90 DAYS                21,339.97
91+ DAYS                  59,320.08
                       ------------
TOTAL A/R               $425,934.76

                                                                          Page 1
CASE NAME: RESEARCH, INC.
CASE NUMBER: 02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                                    31-JUL-02

                                      CURRENT
                                      0-30 DAYS           31-60 DAYS        61-90 DAYS     91-120 DAYS
                                      ---------           ----------        ----------     -----------
AGREN ASCHER                        $  2,046.00
APPLEBEE CHURCH                     $  1,592.25
BENNETT & COMPANY                        352.15
BORDER STATES                             24.60
BRAC                                                        1,192.00
BRETT ASSOCIATES                          20.00
BUSCH ELECTRONICS                        280.28
CENTURY TOOL                            (915.00)
CLAUDE JOHNSON                           176.00
COOPERATIVE PLATING                       60.00
DISCOUNT STEEL                            72.00
DIVINE SCHERZER & BRODY                                       644.00                          7,547.00
FABER-RENOFF                             412.50
FAIRVIEW MACHINE                                                                               (155.00)
FASTENAL CO                               99.29



INDUSTRIAL PROFILE SYSTEMS                                                                     (867.17)
INFINITY ACCESS NET                       50.00
INSTRUMENTATION SERVICES                                                                       (407.60)
INSTRUMENTATION SYSTEMS                5,438.96
JJ GALLEHER                              307.50
JOHN G COLWELL                           400.00
JORDAN MARLAR HALE                       210.40

KINNEY & LANGE                                                 27.00                             40.50
LINDQUIST & VENNUM                     1,026.00             2,412.00           850.00         5,205.27
MSI ENGINEERING                        4,042.01
NORTHWEST POWER PRODUCTS               2,795.87
ORBIT                                    360.00
PATRICK & DOUGLAS                        195.50
PIEKUNKA SERVICES                        231.75
PYROMATIC                                                                     (924.80)
QCON                                     694.23

ROBERTS ENGINEERING                      278.25
SOFTWARE ONE                             290.00
SONEKO                                                                                         (585.00)
SYNERGETIC                               229.50               106.00           161.25        (1,848.90)
THE CHRISTENSEN GROUP                 14,438.00
THERMAL SOURCE                           205.35
THERMAL WAVE                             561.82
VERIZON                                   66.13
WELLCOM                                1,000.00
XCEL ENERGY                            1,063.42

                                                                          Page 2
CASE NAME: RESEARCH, INC.
CASE NUMBER: 02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                                    31-JUL-02

                                      CURRENT
                                      0-30 DAYS           31-60 DAYS        61-90 DAYS     91-120 DAYS
                                      ---------           ----------        ----------     -----------



                                   --------------------------------------------------------------------
                                    $ 38,104.76           $ 4,381.00          $ 86.45       $ 8,929.10
                                   ====================================================================

                                  QUESTIONNAIRE



Case Name: RESEARCH, INC.

United States Bankruptcy Court District of MINNESOTA

Case Number: 02-40309                          Division

Month: JULY 2002

1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (   )

      Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (   )

      Are all other post-petition taxes current?
                  Yes ( X )      No (   )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?
                  Yes ( X )      No (   )

      Are all premium payments current?
                  Yes ( X )      No (   )

      PLEASE ITEMIZE ALL POLICIES:

                                                                     INSTALLMENT
                                                     EXPIRATION        PAYMENT        PERIOD         PAID
      TYPE OF POLICY           CARRIER                  DATE           AMOUNT         COVERED       THROUGH
-------------------------------------------------------------------------------------------------------------
A.    Worker Compensation      Berkley Risk          12/8/2002       $  1,192.00       Month       7/31/2002

B.    Group Medical            Preferred One         Aug. 2002       $ 17,264.46       Month       7/31/2002

C.    Group Dental             Health Partners/      Aug. 2002       $  2,419.35       Month       7/31/2002
                               Group Health

D.    Property & Liability     Chubb                 9/30/2002       $  1,655.14       Month       7/31/2002

E.    Life Insurance           Unum Life Ins. Co.     6/1/2003       $  1,442.38       Month       7/31/2002
-------------------------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3.    Have any payments been made to any pre-petition creditors?
                  Secured               Yes (  )        No ( X )
                  Priority              Yes (  )        No ( X )
                  Unsecured             Yes (  )        No ( X )

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

4.    Have any assets been sold outside the normal course of business?
                  Yes (   )      No ( X )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                  Yes ( X )      No (   )

6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (   )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      We are in the process of putting together a plan that includes a third party investor that has been recommended by both the creditors committee and the company's board of directors. A draft of that plan is in process as is the due diligence.




                         Debtor/Trustee's Certification

Name of Attorney:       MICHAEL MEYER
Address:                4545 IDS CENTER
                        80 SOUTH EIGHTH ST.
City, State, Zip:       MINNEAPOLIS, MN 55402
Telephone:              (612) 317-4745

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


Signed:           /s/ Brad Yopp                    Title: PRESIDENT, CFO
            ------------------------------
            (Original Signature)

            BRAD YOPP                              Date: AUGUST 15, 2002